EXHIBIT 21.1
DEVELOPERS DIVERSIFIED REALTY CORPORATION
LIST OF SUBSIDIARIES/AFFILIATES
1000 VAN NESS OWNERS ASSOCIATION, a California corporation
93-1 CORTLAND ASSOCIATES, LLC, a New York limited liability company
AIP OFFICE FLEX II, LLC, an Ohio limited liability company
AIP PROPERTIES #1, L.P., a Delaware limited partnership
AIP PROPERTIES #2, L.P., a Delaware limited partnership
AIP PROPERTIES #3 GP, INC., a Texas corporation
AIP PROPERTIES #3, L.P., a Delaware limited partnership
AIP TAMARAC, INC., a Texas corporation
AIP WARD PARKWAY, INC., a Delaware corporation
AIP-ALFRED, INC., a Texas corporation
AIP-SWAG GP, INC., a Texas corporation
AIP-SWAG OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
AIP/GREENBRIER GP, INC., a Texas corporation
AIP/POST OFFICE GP, INC., a Delaware corporation
AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust
AMERICAN INDUSTRIAL PROPERTIES REIT, INC., a Maryland corporation
AMERICAN PROPERTY PROTECTION COMPANY, a Vermont corporation
ASH ASSOCIATES SPE, LLC, a Delaware limited liability company
ASH-I ASSOCIATES, LLC, an Ohio limited liability company
ASH-L ASSOCIATES, LLC, an Ohio limited liability company
BANDERA POINTE INVESTMENT LLC, a Delaware limited liability company
BELDEN PARK CROSSINGS I LLC, an Ohio limited liability company
BENDERSON-ARCADE ASSOCIATES, LLC, a New York limited liability company
BENDERSON-ERIE ASSOCIATES, LLC, a New York limited liability company
BENDERSON-FRENCH ASSOCIATES, LLC, a New York limited liability company
BENDERSON-MEDINA ASSOCIATES, LLC, a New York limited liability company
BENDERSON-WAINBERG ASSOCIATES II, L.P., a Delaware limited partnership
BENDERSON-WAINBERG ASSOCIATES, L.P., a Delaware limited partnership
BENDERSON-WARSAW ASSOCIATES, LLC, a New York limited liability company
BFW/PIKE ASSOCIATES, LLC, a New York limited liability company
BG ALDEN STOP, LLC, a New York limited liability company
BG ARCADE STOP, LLC, a New York limited liability company

BG ARLINGTON ROAD, LLC, a Florida limited liability company
BG BCF, LLC, a New York limited liability company
BG BEAR ROAD II, LLC, a New York limited liability company
BG BEAR ROAD, LLC, a New York limited liability company
BG BIG FLATS I SPE LLC, a Delaware limited liability company
BG BIG FLATS I, LLC, a New York limited liability company
BG BIG FLATS II-III SPE LLC, a Delaware limited liability company
BG BIG FLATS II-III, LLC, a New York limited liability company
BG BIG FLATS IV SPE LLC, a Delaware limited liability company
BG BIG FLATS IV, LLC, a New York limited liability company
BG BIG FLATS, LLC, a New York limited liability company
BG BOULEVARD II, LLC, a New York limited liability company
BG BOULEVARD III, LLC, a New York limited liability company
BG BOULEVARD, LLC, a New York limited liability company
BG CANANDAIGUA LLC, a Delaware limited liability company
BG CHILI, LLC, a New York limited liability company
BG D & L STOP, LLC, a New York limited liability company
BG DANSVILLE STOP, LLC, a New York limited liability company
BG DEL-ARROW, LLC, a New York limited liability company
BG DEL-TON, LLC, a New York limited liability company
BG DELAWARE CONSUMER SQUARE LLC, a Delaware limited liability company
BG DELAWARE HOLDINGS LLC, a Delaware limited liability company
BG DEWITT M & CEC, LLC, a New York limited liability company
BG EASTWOOD, LLC, a Kentucky limited liability company
BG FAIRVIEW SQUARE, LLC, a Virginia limited liability company
BG GMT II, LLC, a New York limited liability company
BG GMT III, LLC, a New York limited liability company
BG GMT, LLC, a New York limited liability company
BG GREECE, LLC, a New York limited liability company
BG HAMBURG HD, LLC, a New York limited liability company
BG HAMBURG SJB, LLC, a New York limited liability company
BG HAMBURG VILLAGE, LLC, a New York limited liability company
BG HEN-JEF II, LLC, a New York limited liability company
BG HENRIETTA, LLC, a New York limited liability company
BG HIGHLANDS, LLC, a Florida limited liability company
BG HOLDINGS LLC, a Delaware limited liability company
BG HORIZON, LLC, a Florida limited liability company

BG KELLOGG STOP, LLC, a New York limited liability company
BG LOCKPORT II, LLC, a New York limited liability company
BG M-K, LLC, a New York limited liability company
BG MAPLE ROAD, LLC, a New York limited liability company
BG MCKINLEY II, LLC, a New York limited liability company
BG MCKINLEY, LLC, a New York limited liability company
BG MEADOWS SQUARE LLC, a Delaware limited liability company
BG MID CITY I, LLC, a New York limited liability company
BG MILESTRIP, LLC, a New York limited liability company
BG MOHAWK STOP, LLC, a New York limited liability company
BG MONMOUTH, LLC, a New York limited liability company
BG NEW HARTFORD, LLC, a New York limited liability company
BG NIAGARA HD, LLC, a New York limited liability company
BG NORTH CHARLESTON SPE, LLC, a Delaware limited liability company
BG NORTH CHARLESTON, LLC, a South Carolina limited liability company
BG NORWICH STOP, LLC, a New York limited liability company
BG ODP TONAWANDA, LLC, a New York limited liability company
BG OLEAN, LLC, a New York limited liability company
BG ORLAND PARK HD, LLC, an Illinois limited liability company
BG OUTER LOOP, LLC, a Kentucky limited liability company
BG PINE PLAZA, LLC, a New York limited liability company
BG PORTAGE STOP, LLC, a New York limited liability company
BG ROTONDA LLC, a Delaware limited liability company
BG SENECA RIDGE, LLC, a New York limited liability company
BG SHERIDAN-DELAWARE, LLC, a New York limited liability company
BG SHERIDAN-HARLEM II, LLC, a New York limited liability company
BG SOUTH PARK, LLC, a New York limited liability company
BG SOUTHSIDE SPE LLC, a Delaware limited liability company
BG SOUTHSIDE, LLC, a New York limited liability company
BG THRUWAY, LLC, a Delaware limited liability company
BG TOLEDO, LLC, an Ohio limited liability company
BG TONAWANDA STOP, LLC, a New York limited liability company
BG TRANSIT JA I, LLC, a New York limited liability company
BG TRANSIT JA II, LLC, a New York limited liability company
BG TRANSIT JA III, LLC, a New York limited liability company
BG TURFWAY, LLC, a Kentucky limited liability company
BG UNION TOWN, LLC, a North Carolina limited liability company

BG VILLAGE LLC, a Delaware limited liability company
BG WALKER, LLC, a Michigan limited liability company
BG WEST SENECA HD, LLC, a New York limited liability company
BG WILLIAMSVILLE, LLC, a New York limited liability company
BG WNF LLC, a Delaware limited liability company
BLACK CHERRY LIMITED LIABILITY COMPANY, a Colorado limited liability company
BUFFALO-AVON HOLDINGS, LLC, a Delaware limited liability company
BUFFALO-BROAD ASSOCIATES, LLC, an Ohio limited liability company
BUFFALO-DEWITT ASSOCIATES, LLC, a New York limited liability company
BUFFALO-ELMWOOD ASSOCIATES, LLC, a New York limited liability company
BUFFALO-ELMWOOD SPE, LLC, a New York limited liability company
BUFFALO-HAMLIN HOLDINGS, LLC, a Delaware limited liability company
BUFFALO-ITHACA ASSOCIATES I, LLC, a New York limited liability company
BUFFALO-ITHACA ASSOCIATES, LLC, a New York limited liability company
BUFFALO-MOORESVILLE II, LLC, a Delaware limited liability company
BUFFALO-MOORESVILLE, LLC, a New York limited liability company
BUFFALO-NISKAYUNA ASSOCIATES, LLC, a New York limited liability company
BUFFALO-NORFOLK ASSOCIATES, L.L.P., a Virginia limited liability company
BUFFALO-POST FALLS ASSOCIATES, LLC, a New York limited liability company
BUFFALO-SPRINGVILLE ASSOCIATES, LLC, a New York limited liability company
BUFFALO-SUNSET RIDGE ASSOCIATES, LLC, a New York limited liability company
BUFFALO-WESTGATE ASSOCIATES, LLC, a New York limited liability company
BUFFALO-WESTGATE SPE, LLC, a New York limited liability company
CANAL STREET PARTNERS, L.L.C., a Michigan limited liability company
CENTERTON SQUARE LLC, a Delaware limited liability company
CHELMSFORD ASSOCIATES LLC, a Delaware limited liability company
CHESTERFIELD EXCHANGE, LLC, a Georgia limited liability company
COMMUNITY CENTERS ONE L.L.C., a Delaware limited liability company
COMMUNITY CENTERS THREE L.L.C., a Delaware limited liability company
COMMUNITY CENTERS TWO L.L.C., a Delaware limited liability company
COMMUNITY I LLC, a Delaware limited liability company
CONTINENTAL SAWMILL LIMITED LIABILITY COMPANY, an Ohio limited liability company
CONTINENTAL SAWMILL LIMITED PARTNERSHIP, an Ohio limited partnership
COON RAPIDS RIVERDALE VILLAGE LLC, an Ohio limited liability company
COVENTRY II DDR BLOOMFIELD LLC, a Delaware limited liability company
COVENTRY II DDR BLOOMFIELD TRS LLC, a Delaware limited liability company
COVENTRY II DDR BLOOMFIELD TRS PARENT LLC, a Delaware limited liability company

COVENTRY II DDR BUENA PARK LLC, a Delaware limited liability company
COVENTRY II DDR BUENA PARK PLACE HOLDINGS LLC, a Delaware limited liability company
COVENTRY II DDR BUENA PARK PLACE LP, a Delaware limited partnership
COVENTRY II DDR FAIRPLAIN LLC, a Delaware limited liability company
COVENTRY II DDR HARBOR BLOOMFIELD PHASE 1 LLC, a Delaware limited liability company
COVENTRY II DDR HARBOR BLOOMFIELD PHASE 2 LLC, a Delaware limited liability company
COVENTRY II DDR MARLEY CREEK SQUARE LLC, a Delaware limited liability company
COVENTRY II DDR MERRIAM VILLAGE LLC, a Delaware limited liability company
COVENTRY II DDR MONTGOMERY FARM HOLDINGS LLC, a Delaware limited liability company
COVENTRY II DDR MONTGOMERY FARM LLC, a Delaware limited liability company
COVENTRY II DDR PHOENIX SPECTRUM FEE LLC, a Delaware limited liability company
COVENTRY II DDR PHOENIX SPECTRUM LLC, a Delaware limited liability company
COVENTRY II DDR PHOENIX SPECTRUM OP LLC, a Delaware limited liability company
COVENTRY II DDR PHOENIX SPECTRUM SPE LLC, a Delaware limited liability company
COVENTRY II DDR SM LLC, a Delaware limited liability company
COVENTRY II DDR TOTEM LAKE LLC, a Delaware limited liability company
COVENTRY II DDR TRI COUNTY LLC, a Delaware limited liability company
COVENTRY II DDR TRI COUNTY SPE LLC, a Delaware limited liability company
COVENTRY II DDR WARD PARKWAY LLC, a Delaware limited liability company
COVENTRY II DDR WESTOVER HOLDINGS LLC, a Delaware limited liability company
COVENTRY II DDR WESTOVER LLC, a Delaware limited liability company
COVENTRY II DDR/TRADEMARK MONTGOMERY FARM L.P., a Texas limited partnership
COVENTRY II DDR/TUCKER MARLEY CREEK SQUARE LLC, a Delaware limited liability company
COVENTRY II MM DDR TRI COUNTY LLC, a Delaware limited liability company
COVENTRY LONG BEACH PLAZA LLC, a Delaware limited liability company
COVENTRY REAL ESTATE PARTNERS, LTD., an Ohio limited liability company
COVENTRY ROUND ROCK LLC, an Ohio limited liability company
CRRV CENTRAL LLC, a Delaware limited liability company
DD COMMUNITY CENTERS EIGHT, INC., an Ohio corporation
DD COMMUNITY CENTERS FIVE, INC., a Delaware corporation
DD COMMUNITY CENTERS INVESTMENTS LLC, a Delaware limited liability company
DD COMMUNITY CENTERS ONE, INC., an Ohio corporation
DD COMMUNITY CENTERS THREE, INC., an Ohio corporation
DD COMMUNITY CENTERS TWO, INC., an Ohio corporation
DD DEVELOPMENT COMPANY II, INC., an Ohio corporation
DDPD OPP LLC, a Maryland limited liability company
DDR APPLE BLOSSOM LLC, a Delaware limited liability company

DDR ASPEN GROVE LIFESTYLE CENTER PROPERTIES, LLC, a Delaware limited liability company
DDR ATLANTICO LLC, S.E., a Delaware limited liability company
DDR AURORA LLC, a Delaware limited liability company
DDR CAMINO REAL LLC, S.E., a Delaware limited liability company
DDR CARIBBEAN LLC, a Delaware limited liability company
DDR CARIBBEAN PROPERTY MANAGEMENT LLC, a Delaware limited liability company
DDR CAYEY LLC, S.E., a Delaware limited liability company
DDR CHANDLER LLC, an Ohio limited liability company
DDR CHILLICOTHE LLC, a Delaware limited liability company
DDR CM, INC., a California corporation
DDR CONTINENTAL INC., an Ohio corporation
DDR CONTINENTAL LP, an Ohio limited partnership
DDR COPPER COUNTRY LLC, a Delaware limited liability company
DDR CPR I PORTFOLIO LLC, S.E., a Delaware limited liability company
DDR CPR II PORTFOLIO LLC, S.E., a Delaware limited liability company
DDR CPR PORTFOLIO LLC, S.E., a Delaware limited liability company
DDR CROSSROADS CENTER LLC, an Ohio limited liability company
DDR CROSSROADS NY LLC, a Delaware limited liability company
DDR CRV PORTFOLIO LLC, S.E., a Delaware limited liability company
DDR CULVER RIDGE LLC, a Delaware limited liability company
DDR DB 151 VENTURES LP, a Texas limited partnership
DDR DB DEVELOPMENT VENTURES LP, a Texas limited partnership
DDR DB MENDOCINO LLC, a Delaware limited liability company
DDR DB OPPORTUNITY SUB INC., an Ohio corporation
DDR DB OUTLOT II LP, a Texas limited partnership
DDR DB OUTLOT LP, a Texas limited partnership
DDR DB SA PHASE II LP, a Texas limited partnership
DDR DB SA VENTURES LP, a Texas limited partnership
DDR DB STONE OAK LP, a Texas limited partnership
DDR DB TECH VENTURES LP, a Texas limited partnership
DDR DEER PARK TOWN CENTER LLC, an Ohio limited liability company
DDR DEL SOL LLC, S.E., a Delaware limited liability company
DDR DERBY SQUARE LLC, a Delaware limited liability company
DDR DOWNREIT LLC, an Ohio limited liability company
DDR EASTGATE PLAZA LLC, a Delaware limited liability company
DDR ESCORIAL LLC, S.E., a Delaware limited liability company
DDR FAJARDO LLC, S.E., a Delaware limited liability company

DDR FAMILY CENTERS I, INC., an Ohio corporation
DDR FAMILY CENTERS LP, a Delaware limited partnership
DDR FC LAKEPOINTE I LP, a Texas limited partnership
DDR FC LAKEPOINTE LLC, a Delaware limited liability company
DDR FLATIRON LLC, an Ohio limited liability company
DDR FOSSIL CREEK LLC, a Delaware limited liability company
DDR GC VENTURES LLC, a Delaware limited liability company
DDR GLH BUFFALO-NORFOLK HOLDINGS LLC, a Delawre limited liability company
DDR GLH ERIE PLAZA TRUST, a Delaware statutory trust
DDR GLH FREEDOM PLAZA LLC, a Delaware limited liability company
DDR GLH GP HOLDINGS II LLC, a Delaware limited liability company
DDR GLH GP HOLDINGS LLC, a Delaware limited liability company
DDR GLH HANOVER TRUST, a Delaware statutory trust
DDR GLH LLC, a Delaware limited liability company
DDR GLH MARKETPLACE PLAZA LLC, a Delaware limited liability company
DDR GUAYAMA WM LLC, S.E., a Delaware limited liability company
DDR GUILFORD LLC, a Delaware limited liability company
DDR GULFPORT PROMENADE LLC, a Delaware limited liability company
DDR HAMILTON LLC, S.E., a Delaware limited liability company
DDR HARBISON COURT LLC, a Delaware limited liability company
DDR HENDON NASSAU PARK II LP, a Georgia limited partnership
DDR HERMES ASSOCIATES LC, a Utah limited liability company
DDR HIGHLAND GROVE LLC, a Delaware limited liability company
DDR HILLTOP PLAZA LLC, a Delaware limited liability company
DDR HOMESTEAD LLC, a Delaware limited liability company
DDR HORSEHEADS LLC, a Delaware limited liability company
DDR HOUSTON LLC, a Delaware limited liability company
DDR INDEPENDENCE LLC, a Delaware limited liability company
DDR IRR ACQUISITION LLC, a Delaware limited liability company
DDR ISABELA LLC, S.E., a Delaware limited liability company
DDR JAMESTOWN PLAZA LLC, a Delaware limited liability company
DDR JUPITER FALLS, LLC, a Delaware limited liability company
DDR KILDEER INC., an Illinois corporation
DDR LEROY PLAZA LLC, a Delaware limited liability company
DDR LIBERTY FAIR, INC., a Delaware corporation
DDR LONG BEACH LLC, a Delaware limited liability company
DDR MACQUARIE BISON HOLDINGS LLC, a Delaware limited liability company

DDR MACQUARIE FUND LLC, a Delaware limited liability company
DDR MACQUARIE LONGHORN HOLDINGS LLC, a Delaware limited liability company
DDR MACQUARIE LONGHORN II HOLDINGS LLC, a Delaware limited liability company
DDR MACQUARIE LONGHORN III HOLDINGS LLC, a Delaware limited liability company
DDR MANAGEMENT LLC, a Delaware limited liability company
DDR MARKAZ II LLC, a Delaware limited liability company
DDR MARKAZ LLC, a Delaware limited liability company
DDR MCHENRY SQUARE LLC, a Delaware limited liability company
DDR MDT ASHEVILLE RIVER HILLS LLC, a Delaware limited liability company
DDR MDT BATAVIA COMMONS LLC, a Delaware limited liability company
DDR MDT BATAVIA SJB PLAZA LLC, a Delaware limited liability company
DDR MDT BATAVIA STOP PLAZA LLC, a Delaware limited liability company
DDR MDT BELDEN PARK II LLC, a Delaware limited liability company
DDR MDT BELDEN PARK LLC, a Delaware limited liability company
DDR MDT BN LLC, a Delaware limited liability company
DDR MDT BROOKFIELD LLC, a Delaware limited liability company
DDR MDT BROWN DEER CENTER LLC, a Delaware limited liability company
DDR MDT BROWN DEER MARKET LLC, a Delaware limited liability company
DDR MDT CARILLON PLACE LLC, a Delaware limited liability company
DDR MDT CHEEKTOWAGA WALDEN PLACE LLC, a Delaware limited liability company
DDR MDT CONNECTICUT COMMONS LLC, a Delaware limited liability company
DDR MDT COOL SPRINGS POINTE LLC, a Delaware limited liability company
DDR MDT EASTGATE PLAZA LLC, a Delaware limited liability company
DDR MDT EASTGATE PLAZA RESTAURANT LLC, a Delaware limited liability company
DDR MDT ERIE MARKETPLACE LLC, a Delaware limited liability company
DDR MDT FAIRFAX TOWNE CENTER LLC, a Delaware limited liability company
DDR MDT FAYETTEVILLE SPRING CREEK LLC, a Delaware limited liability company
DDR MDT FAYETTEVILLE STEELE CROSSING LLC, a Delaware limited liability company
DDR MDT FLATACRES MARKETCENTER LLC, a Delaware limited liability company
DDR MDT FRISCO MARKETPLACE GP LLC, a Delaware limited liability company
DDR MDT FRISCO MARKETPLACE LP, a Delaware limited partnership
DDR MDT GRANDVILLE MARKETPLACE LLC, a Delaware limited liability company
DDR MDT GREAT NORTHERN LLC, a Delaware limited liability company
DDR MDT HARBISON COURT LLC, a Delaware limited liability company
DDR MDT INDEPENDENCE COMMONS LLC, a Delaware limited liability company
DDR MDT LAKE BRANDON PLAZA LLC, a Delaware limited liability company
DDR MDT LAKE BRANDON VILLAGE LLC, a Delaware limited liability company

DDR MDT LANCASTER CINEMAS LLC, a Delaware limited liability company
DDR MDT LIQUIDATING SUB LLC, a Delaware limited liability company
DDR MDT MACARTHUR GP LLC, a Delaware limited liability company
DDR MDT MACARTHUR MARKETPLACE LP, a Delaware limited partnership
DDR MDT MARKETPLACE AT TOWNE CENTER GP LLC, a Delaware limited liability company
DDR MDT MARKETPLACE AT TOWNE CENTER LP, a Delaware limited partnership
DDR MDT MCDONOUGH MARKETPLACE LLC, a Delaware limited liability company
DDR MDT MCKINNEY MARKETPLACE GP LLC, a Delaware limited liability company
DDR MDT MCKINNEY MARKETPLACE LP, a Delaware limited partnership
DDR MDT MERRIAM TOWN CENTER LLC, a Delaware limited liability company
DDR MDT MIDWAY MARKETPLACE LLC, a Delaware limited liability company
DDR MDT MONACA TOWNSHIP MARKETPLACE LLC, a Delaware limited liability company
DDR MDT MTC HOLDINGS LLC, a Delaware limited liability company
DDR MDT MURFREESBORO TOWNE CENTER LLC, a Delaware limited liability company
DDR MDT MV ANAHEIM HILLS LP, a Delaware limited partnership
DDR MDT MV ANTIOCH LP,a Delaware limited partnership
DDR MDT MV BURBANK LP, a Delaware limited partnership
DDR MDT MV CARSON CITY LLC, a Delaware limited liability company
DDR MDT MV CHANDLER LLC, a Delaware limited liability company
DDR MDT MV CHINO LP, a Delaware limited partnership
DDR MDT MV CLOVIS LP, a Delaware limited partnership
DDR MDT MV COLLEGE GROVE LP, a Delaware limited partnership
DDR MDT MV DEER VALLEY LLC, a Delaware limited liability company
DDR MDT MV EL CAJON LP, a Delaware limited partnership
DDR MDT MV FAIRFIELD LP, a Delaware limited partnership
DDR MDT MV FOLSOM LP, a Delaware limited partnership
DDR MDT MV FOOTHILL RANCH LP, a Delaware limited partnership
DDR MDT MV GARDEN GROVE LP, a Delaware limited partnership
DDR MDT MV GP II LLC, a Delaware limited liability company
DDR MDT MV GP LLC, a Delaware limited liability company
DDR MDT MV HOLDINGS II LLC, a Delaware limited liability company
DDR MDT MV INGRAM LP, a Delaware limited partnership
DDR MDT MV LLC, a Delaware limited liability company
DDR MDT MV LOMPOC LP, a Delaware limited partnership
DDR MDT MV MADERA LP, a Delaware limited partnership
DDR MDT MV NELLIS CROSSING LLC, a Delaware limited liability company
DDR MDT MV NORTH FULLERTON I LP, a Delaware limited partnership

DDR MDT MV NORTH FULLERTON II LP, a Delaware limited partnership
DDR MDT MV NORTHRIDGE LP, a Delaware limited partnership
DDR MDT MV PALMDALE LP, a Delaware limited partnership
DDR MDT MV PORTERVILLE LP, a Delaware limited partnership
DDR MDT MV REDDING LP, a Delaware limited partnership
DDR MDT MV RENO LLC, a Delaware limited liability company
DDR MDT MV SANTA MARIA LP, a Delaware limited partnership
DDR MDT MV SANTA ROSA LP, a Delaware limited partnership
DDR MDT MV SILVER CREEK LLC, a Delaware limited liability company
DDR MDT MV SLATTEN RANCH LP, a Delaware limited partnership
DDR MDT MV SONORA LP, a Delaware limited partnership
DDR MDT MV SOUTH SAN DIEGO LP, a Delaware limited partnership
DDR MDT MV SUPERSTITION SPRINGS LLC, a Delaware limited liability company
DDR MDT MV SW LAS VEGAS LLC, a Delaware limited liability company
DDR MDT MV TUCSON LLC, a Delaware limited liability company
DDR MDT MV TULARE LP, a Delaware limited partnership
DDR MDT MV UKIAH LP, a Delaware limited partnership
DDR MDT MV WEST COVINA LP, a Delaware limited partnership
DDR MDT MV WEST LAS VEGAS LLC, a Delaware limited liability company
DDR MDT NASHVILLE MARKETPLACE LLC, a Delaware limited liability company
DDR MDT OVERLAND POINTE MARKETPLACE LLC, a Delaware limited liability company
DDR MDT PARKER PAVILIONS II LLC, a Delaware limited liability company
DDR MDT PARKER PAVILIONS LLC, a Delaware limited liability company
DDR MDT PERIMETER POINTE LLC, a Delaware limited liability company
DDR MDT PIONEER HILLS CP LLC, a Delaware limited liability company
DDR MDT PIONEER HILLS LLC, a Delaware limited liability company
DDR MDT PS LLC, a Delaware limited liability company
DDR MDT RIVERDALE VILLAGE INNER RING LLC, a Delaware limited liability company
DDR MDT RIVERDALE VILLAGE LLC, a Delaware limited liability company
DDR MDT RIVERDALE VILLAGE OUTER RING LLC, a Delaware limited liability company
DDR MDT SHOPPERS WORLD LLC, a Delaware limited liability company
DDR MDT SHOPS AT TURNER HILL LLC, a Delaware limited liability company
DDR MDT SW HOLDINGS TRUST, a Maryland trust
DDR MDT TOWNE CENTER PRADO LLC, a Delaware limited liability company
DDR MDT TURNER HILL MARKETPLACE LLC, a Delaware limited liability company
DDR MDT UNION CONSUMER SQUARE LLC, a Delaware limited liability company
DDR MDT UNION ROAD PLAZA LLC, a Delaware limited liability company

DDR MDT VENICE HOLDINGS LLC, a Delaware limited liability company
DDR MDT WALDEN AVENUE BOOKSTORE LLC, a Delaware limited liability company
DDR MDT WALDEN CONSUMER SQUARE LLC, a Delaware limited liability company
DDR MDT WILLIAMSVILLE PREMIER PLACE LLC, a Delaware limited liability company
DDR MDT WOODFIELD VILLAGE LLC, a Delaware limited liability company
DDR MIAMI AVENUE, LLC, a Delaware limited liability company
DDR MICHIGAN II LLC, a Delaware limited liability company
DDR MIDWAY PLAZA LLC, a Delaware limited liability company
DDR MPR PORTFOLIO LLC, S.E., a Delaware limited liability company
DDR NAMPA LLC, a Delaware limited liability company
DDR NASSAU PARK II INC., an Ohio corporation
DDR NASSAU PAVILION ASSOCIATES LP, a Georgia limited partnership
DDR NASSAU PAVILION INC., an Ohio corporation
DDR NORTE LLC, S.E., a Delaware limited liability company
DDR NORTH POINTE PLAZA LLC, a Delaware limited liability company
DDR NORTHCREEK COMMONS LLC, a Delaware limited liability company
DDR OCEANSIDE LLC, a Delaware limited liability company
DDR OESTE LLC, S.E., a Delaware limited liability company
DDR OFFICE FLEX CORPORATION, a Delaware corporation
DDR OFFICE FLEX LP, an Ohio limited partnership
DDR OHIO OPPORTUNITY II LLC, an Ohio limited liability company
DDR OHIO OPPORTUNITY III LLC, an Ohio limited liability company
DDR OHIO OPPORTUNITY LLC, an Ohio limited liability company
DDR ONTARIO PLAZA LLC, a Delaware limited liability company
DDR ORCHARD PARK LLC, a Delaware limited liability company
DDR OVIEDO PARK LLC, a Delaware limited liability company
DDR OXFORD PLACE LLC, a Delaware limited liability company
DDR P&M ASPEN GROVE OFFICE PARCEL LLC, a Delaware limited liability company
DDR PALMA REAL LLC, S.E., a Delaware limited liability company
DDR PANORAMA PLAZA LLC, a Delaware limited liability company
DDR PARADISE LLC, an Ohio limited liability company
DDR PR GC VENTURES LLC, a Delaware limited liability company
DDR PR VENTURES II LLC, a Delaware limited liability company
DDR PR VENTURES LLC, S.E., a Delaware limited liability company
DDR QUEENSWAY CM LLC, an Ohio limited liability company
DDR QUEENSWAY LLC, an Ohio limited liability company
DDR REAL ESTATE SERVICES, INC., a California corporation

DDR REALTY COMPANY, a Maryland trust
DDR RENO LLC, a Delaware limited liability company
DDR REXVILLE LLC, S.E., a Delaware limited liability company
DDR RIO HONDO LLC, S.E., a Delaware limited liability company
DDR RIVERCHASE II LLC, a Delaware limited liability company
DDR RIVERCHASE LLC, a Delaware limited liability company
DDR ROBINSON STOP LLC, a Delaware limited liability company
DDR SANSONE DEVELOPMENT VENTURES LLC, a Missouri limited liability company
DDR SCOTTSDALE PAVILIONS LLC, a Delaware limited liability company
DDR SEABROOK LLC, a Delaware limited liability company
DDR SENORIAL LLC, S.E., a Delaware limited liability company
DDR SM LLC, a Delaware limited liability company
DDR SPRINGFIELD LLC, a Delaware limited liability company
DDR STONE OAK HOLDINGS LLC, a Delaware limited liability company
DDR TC LLC, a Delaware limited liability company
DDR TINTON FALLS LLC, a Ohio limited liability company
DDR UNION ROAD LLC, a Delaware limited liability company
DDR UNIVERSITY SQUARE ASSOCIATES L.C., a Utah limited liability company
DDR URBAN LP, a Delaware limited partnership
DDR URBAN, INC., a Delaware corporation
DDR VALENCIA HOLDINGS LLC, a Delaware limited liability company
DDR VALENCIA L.P., a Delaware limited partnership
DDR VAN NESS, INC., an Ohio corporation
DDR VEGA BAJA LLC, S.E., a Delaware limited liability company
DDR VIC I L.C., a Utah limited liability company
DDR WARSAW PLAZA LLC, a Delaware limited liability company
DDR WATERTOWN LLC, an Ohio limited liability company
DDR WILSHIRE, INC., an Ohio corporation
DDR WOODMONT LLC, a Delaware limited liability company
DDR XENIA AND NEW BERN LLC, a Delaware limited liability company
DDR/1ST CAROLINA CROSSINGS NORTH LLC, a Delaware limited liability company
DDR/1ST CAROLINA CROSSINGS SOUTH LLC, a Delaware limited liability company
DDR/POST OFFICE LIMITED PARTNERSHIP, a Virginia limited partnership
DDR/TECH 29 LIMITED PARTNERSHIP, a Maryland limited partnership
DDR/VAN NESS OPERATING COMPANY, L.P., a Delaware limited partnership
DDRA AHWATUKEE FOOTHILLS LLC, a Delaware limited liability company
DDRA ARROWHEAD CROSSING LLC, a Delaware limited liability company

DDRA COMMUNITY CENTERS EIGHT, L.P., a Delaware limited partnership
DDRA COMMUNITY CENTERS FIVE, L.P., a Delawere limited partnership
DDRA COMMUNITY CENTERS FOUR, L.P., a Texas limited partnership
DDRA COMMUNITY CENTERS SIX, L.P., a Delaware limited partnership
DDRA EAGAN PROMENADE LLC, a Delaware limited liability company
DDRA EASTCHASE MARKET GP LLC, a Delaware limited liability company
DDRA EASTCHASE MARKET LP, a Delaware limited partnership
DDRA KILDEER LLC, a Delaware limited liability company
DDRA MAPLE GROVE CROSSING LLC, a Delaware limited liability company
DDRA TANASBOURNE TOWN CENTER LLC, a Delaware limited liability company
DDRC GATEWAY LLC, a Delaware limited liability company
DDRC GREAT NORTHERN LIMITED PARTNERSHIP, an Ohio limited partnership
DDRC MICHIGAN LLC, an Ohio limited liability company
DDRC PDK EASTON LLC, an Ohio limited liability company
DDRC PDK HAGERSTOWN LLC,an Ohio limited liability company
DDRC PDK SALISBURY LLC, an Ohio limited liability company
DDRC PDK SALISBURY PHASE III LLC, an Ohio limited liability company
DDRC PIKE ENTERTAINMENT, LLC, a California limited liability company
DDRC SALEM LLC, a Delaware limited liability company
DDRTC CORE RETAIL FUND, LLC, a Delaware limited liability company
DEVELOPERS DIVERSIFIED COOK’S CORNER LLC, an Ohio limited liability company
DEVELOPERS DIVERSIFIED OF ALABAMA, INC., an Alabama corporation
DEVELOPERS DIVERSIFIED OF INDIANA, INC., an Ohio corporation
DEVELOPERS DIVERSIFIED OF MISSISSIPPI, INC., an Ohio corporation
DEVELOPERS DIVERSIFIED OF PENNSYLVANIA, INC., an Ohio corporation
DEVELOPERS DIVERSIFIED OF TENNESSEE, INC., an Ohio corporation
DLA VENTURES LLC, an Ohio limited liability company
DOGWOOD DRIVE, L.L.C., a Georgia limited liability company
DOTRS LIMITED LIABILITY COMPANY, an Ohio limited liability company
DPG COLUMBIA SQUARE LLC, a Delaware limited liability company
DPG FARRAGUT POINT LLC, a Delaware limited liability company
DPG FIVE FORKS CROSSING LLC, a Delaware limited liability company
DPG FIVE FORKS VILLAGE LLC, a Delaware limited liability company
DPG REALTY HOLDINGS LLC, a Delaware limited liability company
DREXEL WASHINGTON LIMITED LIABILITY COMPANY, an Ohio limited liability company
DREXEL WASHINGTON LIMITED PARTNERSHIP, an Ohio limited partnership
EASTCHASE FORT WORTH LP, a Delaware limited partnership

EASTON MARKET LIMITED LIABILITY COMPANY, a Delaware limited liability company
ENERGY MANAGEMENT STRATEGIES, INC., a Delaware corporation
FAYETTEVILLE BLACK INVESTMENT, INC., a Georgia corporation
FAYETTEVILLE EXCHANGE, LLC, a Georgia limited liability company
FAYETTEVILLE MORGANTON ROAD ASSOCIATES LIMITED PARTNERSHIP, a North Carolina limited partnership
FLATACRES MARKETCENTER, LLC, a Georgialimited liability company
FORT UNION ASSOCIATES, L.C., a Utah limited liability company
FT. COLLINS PARTNERS I, LLC, a Colorado limited liability company
GEORGIA FINANCE CORPORATION, a Delaware corporation
GS BOARDMAN LLC, a Delaware limited liability company
GS BRENTWOOD LLC, a Delaware limited liability company
GS CENTENNIAL LLC, a Delaware limited liability company
GS DDR LLC, an Ohio limited liability company
GS ERIE LLC, a Delaware limited liability company
GS II BIG OAKS LLC, a Delaware limited liability company
GS II BROOK HIGHLAND LLC, a Delaware limited liability company
GS II DDR LLC, an Ohio limited liability company
GS II GREEN RIDGE LLC, a Delaware limited liability company
GS II INDIAN HILLS LLC, a Delaware limited liability company
GS II JACKSONVILLE REGIONAL LLC, a Delaware limited liability company
GS II MERIDIAN CROSSROADS LLC, a Delaware limited liability company
GS II NORTH POINTE LLC, a Delaware limited liability company
GS II OXFORD COMMONS LLC, a Delaware limited liability company
GS II UNIVERSITY CENTRE LLC, a Delaware limited liability company
GS II UPTOWN SOLON LLC, a Delaware limited liability company
GS SUNSET LLC, a Delaware limited liability company
HAGERSTOWN DEVELOPMENT LLC, an Ohio limited liability company
HAGERSTOWN TIF LLC, an Ohio limited liability company
HENDON/ATLANTIC RIM JOHNS CREEK, LLC, a Georgia limited liability company
HENDON/DDR/BP, LLC, a Delaware limited liability company
HERMES ASSOCIATES, a Utah general partnership
HERMES ASSOCIATES, LTD., a Utah limited partnership
HICKORY HOLLOW EXCHANGE, LLC, a Georgia limited liability company
HIGHLAND GROVE LIMITED LIABILITY COMPANY, an Ohio limited liability company
HISTORIC VAN NESS LLC, a California limited liability company
HUDSON-ELMIRA ASSOCIATES, LLC, a New York limited liability company
HWWM ASSOCIATES, LLC, a New York limited liability company

JDN ASH II LLC, a Delaware limited liability company
JDN ASH LLC, a Delaware limited liability company
JDN BG UNION TOWN LLC, a Delaware limited liability company
JDN DEVELOPMENT COMPANY, INC., a Delaware corporation
JDN DEVELOPMENT INVESTMENT, L.P., a Georgia limited partnership
JDN DEVELOPMENT LP, INC., a Delaware corporation
JDN INTERMOUNTAIN DEVELOPMENT CORP., a Delaware corporation
JDN INTERMOUNTAIN DEVELOPMENT PIONEER HILLS, LLC, a Georgia limited liability company
JDN INTERMOUNTAIN DEVELOPMENT, PARKER PAVILION, LLC, a Georgia limited liability company
JDN INTERMOUNTAIN HOLDINGS, INC., a Colorado corporation
JDN MOORESVILLE, LLC, a Delaware limited liability company
JDN OF ALABAMA REALTY CORPORATION, an Alabama corporation
JDN QRS INC, a New York corporation
JDN REAL ESTATE — APEX, L.P., a Georgia limited partnership
JDN REAL ESTATE — BRIDGEWOOD FORT WORTH, L.P., a Georgia limited partnership
JDN REAL ESTATE — CONYERS, L.P., a Georgia limited partnership
JDN REAL ESTATE — CUMMING, L.P., a Georgia limited partnership
JDN REAL ESTATE — ERIE, L.P., a Georgia limited partnership
JDN REAL ESTATE — FAYETTEVILLE, L.P., a Georgia limited partnership
JDN REAL ESTATE — FREEHOLD, L.P., a Georgia limited partnership
JDN REAL ESTATE — FRISCO, L.P., a Georgia limited partnership
JDN REAL ESTATE — GULF BREEZE II, L.P., a Georgia limited partnership
JDN REAL ESTATE — HAMILTON, L.P., a Georgia limited partnership
JDN REAL ESTATE — HICKORY CREEK, L.P., a Georgia limited partnership
JDN REAL ESTATE — LAKELAND, L.P., a Georgia limited partnership
JDN REAL ESTATE — MCDONOUGH II, L.P., a Georgia limited partnership
JDN REAL ESTATE — MCDONOUGH, L.P., a Georgia limited partnership
JDN REAL ESTATE — MCKINNEY, L.P., a Georgia limited partnership
JDN REAL ESTATE — MESQUITE, L.P., a Georgia limited partnership
JDN REAL ESTATE — NORWOOD, LLC, a Georgia limited liability company
JDN REAL ESTATE — OAKLAND, L.P., a Georgia limited partnership
JDN REAL ESTATE — OVERLAND PARK, L.P., a Georgia limited partnership
JDN REAL ESTATE — PARKER PAVILIONS, L.P., a Georgia limited partnership
JDN REAL ESTATE — PENSACOLA, L.P.,a Georgia limited partnership
JDN REAL ESTATE — PIONEER HILLS II, L.P., a Georgia limited partnership
JDN REAL ESTATE — RALEIGH, L.P., a Georgia limited partnership
JDN REAL ESTATE — SACRAMENTO, L.P., a Georgia limited partnership

JDN REAL ESTATE — STONE MOUNTAIN, L.P., a Georgia limited partnership
JDN REAL ESTATE — SUWANEE, L.P., a Georgia limited partnership
JDN REAL ESTATE — TURNER HILL, L.P., a Georgia limited partnership
JDN REAL ESTATE — WEST LAFAYETTE, L.P., a Georgia limited partnership
JDN REAL ESTATE — WEST LANSING, L.P., a Georgia limited partnership
JDN REALTY AL, INC., an Alabama corporation
JDN REALTY CORPORATION, a Maryland corporation
JDN REALTY CORPORATION GP, INC., a Delaware corporation
JDN REALTY HOLDINGS, L.P., a Georgia limited partnership
JDN REALTY INVESTMENT, L.P., a Georgia limited partnership
JDN REALTY LP, INC., a Delaware corporation
JDN WARD PARKWAY, INC., a Delaware corporation
JDN WEST ALLIS ASSOCIATES LIMITED PARTNERSHIP, a Georgia limited partnership
JDN WESTGATE LLC, a Delaware limited liability company
JEFFERSON COUNTY PLAZA LLC, a Missouri limited liability company
LAFRONTERA INVESTMENT LLC, a Delaware limited liability company
LENNOX TOWN CENTER LIMITED, an Ohio limited liability company
LIBERTY FAIR MALL ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership
LIBERTY FAIR MALL ASSOCIATES, INC., an Ohio corporation
LIBERTY FAIR VA II LP, a Virginia limited partnership
LIBERTY FAIR VA LP, a Virginia limited partnership
MACQUARIE DDR MANAGEMENT LLC, a Delaware limited liability company
MACQUARIE DDR U.S. TRUST II INC., a Maryland corporation
MACQUARIE DDR U.S. TRUST INC., a Maryland corporation
MERRIAM I LLC, a Delaware limited liability company
MERRIAM TOWN CENTER LTD., an Ohio limited liability company
METRO STATION DEVELOPMENT COMPANY, L.L.C., a Mississippi limited liability company
MITCHELL BRIDGE ASSOCIATES, INC., a Georgia corporation
MT. NEBO POINTE LLC, an Ohio limited liability company
MZ I COMMUNITY I LLC, a Delaware limited liability company
MZ II COMMUNITY I LLC, a Delaware limited liability company
NATIONAL PROPERTY PROTECTION COMPANY, a Vermont corporation
NIAGARA-COLONIAL ASSOCIATES, LLC, a New York limited liability company
PARCEL J-1B LIMITED PARTNERSHIP, a Virginia limited partnership
PASEO COLORADO HOLDINGS LLC, a Delaware limited liability company
PECAN PARK, LLC, a Mississippi limited liability company
PEDRO COMMUNITY CENTER, INC., an Ohio corporation

PEPPERELL CORNERS, LTD., an Alabama limited partnership
PLAINVILLE CONNECTICUT L.L.C., an Ohio limited liability company
PLAINVILLE DEVELOPMENT L.P., an Oho limited partnership
PLAINVILLE INVESTMENT IA LLC, a Delaware limited liability company
PR II DEER PARK TOWN CENTER LLC, a Delaware limited liability company
RETAIL VALUE INVESTMENT PROGRAM IIIA LIMITED PARTNERSHIP, a Delaware limited partnership
RETAIL VALUE INVESTMENT PROGRAM IIIC LIMITED PARTNERSHIP, a Delaware limited partnership
RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP I, a Delaware limited partnership
RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IA, a Delaware limited partnership
RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP II, a Delaware limited partnership
RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IIA, a Delaware limited partnership
RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP III, a Delaware limited partnership
RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IIIB, a Delaware limited partnership
RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IV, a Delaware limited partnership
RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IVA, a Delaware limited partnership
RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP V, a Delaware limited partnership
RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP VI, a Delaware limited partnership
RETAIL VALUE INVESTMENT PROGRAM VII LIMITED LIABILITY COMPANY, a Delaware limited liability company
RETAIL VALUE INVESTMENT PROGRAM VIII LIMITED PARTNERSHIP, a Delaware limited partnership
RIVERDALE RETAIL ASSOCIATES, L.C., a Utah limited liability company
ROCKY MOUNTAIN REAL ESTATE, L.L.C., a Utah limited liability company
RVIP CA/WA/OR PORTFOLIO LLC, a Delaware limited liability company
RVIP CAMERON PARK MANAGER LLC, a Delaware limited liability company
RVIP OLYMPIAD PLAZA MANAGER LLC, a Delaware limited liability company
RVIP OLYMPIAD PLAZA, L.P., a California limited partnership
RVIP PUENTE HILLS LLC a Delaware limited liability company
RVIP PUENTE HILLS MANAGER LLC, a Delaware limited liability company
RVIP PUGET PARK LLC, a Delaware limited liability company
RVIP RICHMOND LLC, a Delaware limited liability company
RVIP VALLEY CENTRAL MANAGER LLC, a Delaware limited liability company
RVIP VALLEY CENTRAL, L.P., a California limited partnership
RVIP VIII HOLDINGS LLC, a Delaware limited liability company
RVM BRYWOOD LLC, a Delaware limited liability company
RVM CHEROKEE LLC, a Delaware limited liability company
RVM DEVONSHIRE LLC, a Delaware limited liability company
RVM LONG BEACH PLAZA LLC, a Delaware limited liability company
RVM TEN QUIVIRA LLC, a Delaware limited liability company

RVM TQ PAD LLC, a Delaware limited liability company
RVM WILLOW CREEK LLC, a Delaware limited liability company
SANSONE GROUP/DDR LLC, a Missouri limited liability company
SERVICE BATON ROUGE, LLC, a Delaware limited liability company
SERVICE BRIDGE LLC, a Delaware limited liability company
SERVICE HOLDINGS II LLC, a Delaware limited liability company
SERVICE HOLDINGS LLC, a Delaware limited liability company
SERVICE LONGVIEW GP, LLC, a Delaware limited liability company
SERVICE LONGVIEW, L.P., a Texas limited partnership
SERVICE PENSACOLA, LLC, a Delaware limited liability company
SHEA AND TATUM ASSOCIATES LIMITED PARTNERSHIP, an Arizona limited partnership
SHOPPERS WORLD COMMUNITY CENTER, L.P., a Delaware limited partnership
SHORESALES, LLC, a Delaware limited liability company
SM LTCB BAYTOWN GP, LLC, a Delaware limited liability company
SM LTCB BAYTOWN, L.P., a Texas limited partnership
SM LTCB LANSING, LLC, a Delaware limited liability company
SM LTCB LOUISVILLE, LLC, a Delaware limited liability company
SM LTCB ST. PETERSBURG, LLC, a Delaware limited liability company
SM LTCB STUART, LLC, a Delaware limited liability company
SM NEWCO ANTIOCH, LLC, a Delaware limited liability company
SM NEWCO AUGUSTA, LLC, a Delaware limited liability company
SM NEWCO BEAUMONT GP, LLC, a Delaware limited liability company
SM NEWCO BEAUMONT, L.P., a Texas limited partnership
SM NEWCO BOSSIER CITY, LLC, a Delaware limited liability company
SM NEWCO BRADENTON, LLC, a Delaware limited liability company
SM NEWCO BURBANK, LLC, a Delaware limited liability company
SM NEWCO BURLINGTON, LLC, a Delaware limited liability company
SM NEWCO CHESAPEAKE, LLC, a Delaware limited liability company
SM NEWCO CRYSTAL LAKE, LLC, a Delaware limited liability company
SM NEWCO DANBURY, LLC, a Delaware limited liability company
SM NEWCO DOVER, LLC, a Delaware limited liability company
SM NEWCO DOWNERS GROVE, LLC, a Delaware limited liability company
SM NEWCO DULUTH, LLC, a Delaware limited liability company
SM NEWCO EVANSVILLE, LLC, a Delaware limited liability company
SM NEWCO FRANKLIN, LLC, a Delaware limited liability company
SM NEWCO HATTIESBURG, LLC, a Delaware limited liability company
SM NEWCO HOUMA, LLC, a Delaware limited liability company

SM NEWCO HUNTSVILLE, LLC, a Delaware limited liability company
SM NEWCO KNOXVILLE, LLC, a Delaware limited liability company
SM NEWCO LAS VEGAS, LLC, a Delaware limited liability company
SM NEWCO LEXINGTON, LLC, a Delaware limited liability company
SM NEWCO MANCHESTER, LLC, a Delaware limited liability company
SM NEWCO MCALLEN GP, LLC, a Delaware limited liability company
SM NEWCO MCALLEN, L.P., a Texas limited partnership
SM NEWCO MESA — EAST SOUTHERN AVENUE LLC, a Delaware limited liability company
SM NEWCO MESA, LLC, a Delaware limited liability company
SM NEWCO METAIRIE, LLC, a Delaware limited liability company
SM NEWCO MIDDLETOWN, LLC, a Delaware limited liability company
SM NEWCO NORTH CHARLESTON, LLC, a Delaware limited liability company
SM NEWCO OCALA, LLC, a Delaware limited liability company
SM NEWCO ORLANDO-WEST COLONIAL DRIVE LLC, a Delaware limited liability company
SM NEWCO OWENSBORO, LLC, a Delaware limited liability company
SM NEWCO PADUCAH, LLC, a Delaware limited liability company
SM NEWCO PARAMUS, LLC, a Delaware limited liability company
SM NEWCO PEMBROKE PINES, LLC, a Delaware limited liability company
SM NEWCO RALEIGH, LLC, a Delaware limited liability company
SM NEWCO RICHARDSON GP, LLC, a Delaware limited liability company
SM NEWCO RICHARDSON, L.P., a Texas limited partnership
SM NEWCO SALEM, LLC, a Delaware limited liability company
SM NEWCO SUGAR LAND GP, LLC, a Delaware limited liability company
SM NEWCO SUGAR LAND, L.P., a Texas limited partnership
SM NEWCO SWANSEA, LLC, a Delaware limited liability company
SM NEWCO TAMPA, LLC, a Delaware limited liability company
SM NEWCO WARR ACRES, LLC, a Delaware limited liability company
SM NEWCO WAYNE, LLC, a Delaware limited liability company
SM NEWCO WESTLAND, LLC, a Delaware limited liability company
SONAE SIERRA BRAZIL B.V., S.A`R.L., a private company w/limited liability having its corporate seal at Amsterdam, the Netherlands
SOUTHTOWN REALTY LLC, a Delaware limited liability company
ST. JOHN CROSSINGS, LLC, a Missouri limited liability company
SUN CENTER LIMITED, an Ohio limited liability company
TECH CENTER 29 LIMITED PARTNERSHIP, a Maryland limited partnership
TECH CENTER 29 PHASE II LIMITED PARTNERSHIP, a Maryland limited partnership
TECH CENTER DEVELOPMENT ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership
TECH RIDGE COVENTRY LLC, a Delaware limited liability company

TFCM ASSOCIATES, LLC, a Utah limited liability company
THOR GALLERY AT TRI COUNTY, LLC, a Delaware limited liability company
TOWN CENTER PLAZA, L.L.C., a Delaware limited liability company
UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership
VICTOR SQUARE SPE I LLC, a Delaware limited liability company
VICTOR SQUARE SPE, LLC, a New York limited liability company
WHF, INC., a Georgia corporation
WSJNY ASSOCIATES, LLC, a New York limited liability company